SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     July 23, 1997

                                    McDonnell Douglas Corporation
                Exact name of Registrant as Specified in Charter


Maryland                            1-3685                            43-0400674
(State or Other Jurisdiction     (Commission                       (IRS Employer
of Incorporation)                File Number)                Identification No.)


Post Office Box 516, St. Louis, Missouri                              63166-0516
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code               (314) 232-0232
                                                   ----------------------------


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events.

     Effective July 23, 1997, the Company amended Section 7(a) of the Rights Agreement, dated as of August 2, 1990 and amended as of May 31, 1996, between the Company and First Chicago Trust Company of New York, as Rights Agent, to provide that the Final Expiration Date shall be the date immediately prior to the Effective Time, as such term is defined in the Agreement and Plan of Merger ("Merger Agreement") between The Boeing Company, West Acquisition Corp. and McDonnell Douglas Corporation. In the event the Merger Agreement is terminated for any reason, the Final Expiration Date, as used in the Rights Agreement, will be December 31, 2004.

                                     EXHIBIT


Exhibit No.       Description of Exhibit

    4 Amendment, dated as of July 23, 1997, to the Rights Agreement, originally dated as of August 2, 1990 and amended and restated as of May 31, 1996, between McDonnell Douglas Corporation and First Chicago Trust Company of New York.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         McDonnell Douglas Corporation
                                                (Registrant)


July 24, 1997                        By:  /s/ Steven N. Frank
------------------                       --------------------------------------
(Date)                                   Steven N. Frank
                        Vice President, Associate General
                                         Coounsel and Secretary